UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: June 1, 2016

(Date of earliest event reported)

H.B. FULLER COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 001-09225

Minnesota	41-0268370
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1200 Willow Lake Boulevard

P.O. Box 64683

St. Paul, MN 55164-0683

(Address of principal executive offices, including zip code)

(651) 236-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

During the first quarter ended February 27, 2016, H.B. Fuller Company (the “Company”) implemented certain changes to its organizational structure that resulted in changes to the Company’s operating segments for financial reporting purposes. Throughout the fiscal year ended November 28, 2015, the Company's business was reported in four operating segments: Americas Adhesives; Europe, India, Middle East and Africa (EIMEA); Asia Pacific; and Construction Products. Changes in the Company's management reporting structure during the first quarter of 2016 required the Company to conduct an operating segment assessment in accordance with ASC Topic 280, Segment Reporting, to determine its operating segments. As a result of this assessment, the Company now has the following operating segments: Americas Adhesives; EIMEA; Asia Pacific; Construction Products; and Engineering Adhesives. The Company created a new global operating segment called Engineering Adhesives, which includes the Company's electronics, automotive and Tonsan businesses throughout the world. The Company also began reporting its Construction Products business on a global basis by combining its EIMEA and Asia Pacific construction businesses with the Company's Construction Products operating segment.

The Company is furnishing this Current Report on Form 8-K to revise certain historical segment information in accordance with the Company’s new operating segment structure. Exhibit 99.1 hereto updates the segment financial information for the first quarter ended February 28, 2015, the second quarter ended May 30, 2015, the third quarter ended August 29, 2015 and the fourth quarter ended November 28, 2015, as presented in Exhibit 99.1 to the Company's Current Reports on Form 8-K filed on March 26, 2015, June 25, 2015, September 24, 2015 and January 14, 2016, respectively. The changes in the segment structure affect only the manner in which the results for the operating segments were previously reported. The Company’s new segment structure has no impact on the Company’s previously reported consolidated statements of income, consolidated statements of comprehensive income (loss), consolidated balance sheets, consolidated statements of total equity and consolidated statements of cash flows.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	H.B. Fuller Segment Results (as revised to reflect new operating segment structure) – fiscal year ended November 28, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H.B. FULLER COMPANY

By:	/s/ John J. Corkrean
John J. Corkrean Executive Vice President and Chief Financial Officer

Date: June 1, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	H.B. Fuller Segment Results (as revised to reflect new operating segment structure) – fiscal year ended November 28, 2015

4